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                                                                  Exhibit 10.9

                       L-3 COMMUNICATIONS HOLDING INC.
                      1997 OPTION PLAN FOR KEY EMPLOYEES
                      NONQUALIFIED STOCK OPTION AGREEMENT




                  THIS AGREEMENT, effective as of the 1st day of July, 1997 (the Grant Date"), between L-3 Communications Holdings, Inc., a Delaware
corporation (the "Company"), and                         (the "Optionee").

                  WHEREAS, the Company has adopted the 1997 Option Plan for Key Employees of L-3 Communications Holdings, Inc. (the "Plan") in order to provide additional incentive to selected officers and employees of the Company and its subsidiaries; and

                  WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein and the Company and the Optionee hereby wish to memorialize the terms and conditions applicable to the Option (as defined below);


                  NOW, THEREFORE, the parties hereto agree as follows:

1.       Grant of Option.

                           1.1      Effective as of the Grant Date, for good
and valuable consideration, the Company hereby irrevocably grants to the Optionee the right and option (the "Option") to purchase all or any part of an
aggregate of         shares (the "Shares") of the Company's Class A Common
Stock, par value $0.01 per share, subject to, and in accordance with, the terms and conditions set forth in this Option Agreement.

                           1.2      The Option is not intended to qualify as
an Incentive Stock Option within the meaning of Section 422 of the Code.

                           1.3      This Option Agreement shall be construed
in accordance and consistent with, and subject to, the terms of the Plan (the provisions of which are incorporated hereby by reference); and, except as otherwise expressly set forth herein, the capitalized terms used in this Option Agreement shall have the same definitions as set forth in the Plan.

2.       Exercise Price.

                  The price at which the Optionee shall be entitled to purchase the Shares upon the exercise of the Option shall be $6.47 per Share subject to adjustment as provided in Section 9, without commission or other charge.

3.       Duration of Option.

                  The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.


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4.       Exercisability of Option.

                  Unless otherwise provided in this Option Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, 20% of the total number of shares covered by the Option on the business day following the first anniversary of the Grant Date, an additional 50% of the total number of Shares covered by the Option on the second anniversary of the Grant Date and the final 30% of the total number of Shares covered by the Option after the expiration of the third anniversary of the Grant Date; provided that, if the initial public offering (the "IPO") of the Company's stock pursuant to an effective registration statement (other than a registration statement on S-8 or any similar or successor form) filed under the Securities Act of 1933 (the "Securities Act") shall be completed prior to the second anniversary of the Grant Date, 15% of the total number of shares covered by the Option (which would otherwise become excercisable on the second anniversary of the Grant Date) will become excercisable on the later of
(i) the date of completion of the IPO and (ii) the business day following the first anniversary of the Grant Date, and the shares that become excercisable on the second anniversary of the Grant Date shall be reduced to 35% of the total number of shares covered by the Option. Each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise Term. Any fractional number of shares resulting from the application of the foregoing percentages shall be rounded to the next higher whole number of Shares (not to exceed the total number of Shares granted as provided in Section 1.1).

5.       Manner of Exercise and Payment.

                  5.1 Subject to the terms and conditions of this Option Agreement and the Plan, the Option may be exercised by delivery of written notice to the Secretary of the Company, at its principal executive office. Such notice shall state that the Optionee or other authorized person is electing to exercise the Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise shall be for whole shares of Class A Common Stock only. If requested by the Committee, such person or persons shall (i) deliver this Agreement to the Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

                  5.2 The notice of exercise described in Section 5.1 shall be accompanied by (x) either (i) payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check or a combination thereof or (ii) subject to the consent of the Committee, instructions from the Optionee to the Company directing the Company to deliver a specified number of Shares directly to a designated broker or dealer pursuant to a cashless exercise election which is made in accordance with such requirements and procedures as are acceptable to the Committee in its sole discretion and (y) full payment of all applicable Withholding Taxes (as defined in Section 11) pursuant to Section 11 hereof.

                  5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Section 5.2 relating to the Shares in respect of which the Option is being exercised, the Company shall, subject to the Plan and this Option Agreement, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

                                     -2-
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                  5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company in respect of, Shares purchased upon exercise of the Option until (i) the Option shall have been exercised pursuant to the terms of this Option Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Withholding Taxes and (ii) the Company shall have issued certificates representing such Shares to the Optionee.

6.       Termination of Employment.

                  6.1 If, prior to the date of the initial vesting of the Option pursuant to Section 4 hereof (the "Initial Vesting Date"), the Optionee's employment with the Company shall be terminated for any reason, the Optionee's right to exercise the Option shall terminate as of the effective date of termination (the "Termination Date") and all rights hereunder shall cease.

                  6.2 If, on or after the Initial Vesting Date, the Optionee's employment with the Company shall be terminated for any reason other than death, permanent disability or for Cause, the Optionee shall have the right within three months after the Termination Date to exercise the Option to the extent that installments thereof shall have accrued at the Termination Date and shall not have been exercised, subject to any other limitation contained herein on the exercise of the Option in effect at the date of exercise. If the Optionee's employment is terminated for Cause, the Option shall terminate as of the Termination Date, whether or not exercisable. For purposes hereof, "Cause" means the Optionee's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) engaging in a transaction in connection with the performance of duties to the Company which transaction is adverse to the interests of the Company and is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

                  6.3 If the Optionee shall die within the three-month period referred to in 6.2 above, or shall die or become permanently disabled while in the employ of the Company on or after the Initial Vesting Date, the Optionee or the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the Optionee's death or permanent disability, to exercise the Option to the extent that the Option was exercisable at the date of death, subject to any other limitation contained herein on the exercise of the Option in effect at the date of exercise.

                  6.4 Whether employment has been terminated and the determination of the Termination Date for the purposes of this Agreement shall be determined by the Committee whose good faith determination shall be final, binding and conclusive. If the IPO is not completed before the Initial Vesting Date, the Company reserves the right, prior to the completion of the IPO, to modify the provisions governing the rights of the Optionee upon termination of employment to provide the Company with an option to repurchase any Shares purchased pursuant to this Option Agreement and to terminate any vested portion of the Option for a cash payment equal to the fair market value of such Shares or the Shares represented by the vested portion of the Option (less, for the Shares represented by the vested portion of Option, the aggregate exercise price for such Shares) and such modification shall be binding on the Optionee.

                                     -3-
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7.       Nontransferability.

                  The Option shall not be transferable other than by will or by the laws of descent and distribution or by such other means explicitly permitted pursuant to Rule 16b-3 under the Exchange Act. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 6.3, be exercised by the Optionee's personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

8.       No Right to Continued Employment.

                  Nothing in this Option Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right to continue employment by the Company or any of its subsidiaries, nor shall this Agreement or the Plan interfere in any way with the right of the Company or any of its subsidiaries to terminate the Optionee's employment at any time for any reason whatsoever, whether or not with Cause.

9.       Adjustments.

                  In the event that the outstanding shares of the Class A Common Stock are, from time to time, changed into or exchanged for a different number or kind of shares of the capital stock of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of capital stock, or other similar increase or decrease in the number of shares outstanding without receiving compensation therefor, the Committee shall make an appropriate and equitable adjustment in the number and kind of Shares or other consideration as to which such Option, or portions thereof then unexercised, shall be exercisable and the exercise price therefor. Any such adjustment made by the Committee shall be final, binding and conclusive upon the Optionee, the Company and all other interested persons. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

10.      Effect of a Change in Control.

                  10.1 Notwithstanding anything contained in the Plan or this Agreement to the contrary, in the event of a Change in Control, (a) the Option becomes immediately fully exercisable as to 100% of the Shares subject to the Option, and (b) upon termination of an Optionee's employment with the Company, following a Change in Control, the Option shall remain exercisable until one year after termination, but in no event beyond the Exercise Term. In the case of a Change in Control which is intended to be treated as a "pooling of interests" under generally accepted accounting principals (a "Pooling Transaction"), the Board of Directors may take such actions which it determines after consultation with its advisors that are reasonably necessary in order to assure that the Pooling Transaction will qualify as such. The Company reserves the right to change or modify in any way the definition of Change of Control set forth in this Option Agreement and any such change or modification shall be binding on the Optionee.

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                  10.2     For the purposes of this Option Agreement, "Change
in Control shall mean the first to occur of the following:

                  a. The acquisition by any person or group (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
                      Act) of 51% or more of the combined voting power of the Company's then outstanding voting securities, other than
                      (i) pursuant to a transfer by Lehman Brothers Capital Partners III, L.P. to any of its affiliates or (ii) by any employee benefit plan maintained by the Company;

                  b. The sale of all or substantially all the assets of the Company or its subsidiaries; or

                  c. The election, including the filling of vacancies, during any period of 24 months or less, of 50% or more, of the members of the Board of Directors, without the approval of Continuing Directors, as constituted at the beginning of such period. "Continuing Directors" shall mean any director of the Company who either (i) is a member of the Board of Directors on July 1, 1997, or (ii) is nominated for election to the Board of Directors by a majority of the Board which is comprised of directors who were, at the time of such nomination, Continuing Directors.

11.      Withholding of Taxes.

                  The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to the Option. The Optionee shall pay the Withholding Taxes to the Company in cash prior to the issuance of the Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option. For withholding tax purposes, the Shares should be valued on the date the withholding obligation is incurred, provided that to the extent applicable, such election is made in accordance with Rule 16b-3(e) of the Act.

12.      Optionee bound by the Plan.

                  The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

13.      Modification of Agreement.

                  This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but, subject to paragraphs 6.4 and 10.1, only by a written instrument executed by the parties hereto.

14.      Severability.

                  Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

                                      -5-
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15.      Governing Law.

                  The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

16.      Successors in Interest.

                  This Agreement shall inure to the benefit of and be binding upon any such successor to the Company. This Agreement shall inure to the benefit of the Optionee or the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

17.      Administration.

                  The Committee shall have the power to interpret the Plan and this Option Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action determination or interpretation made in good faith with respect to the Plan or the Options. In its absolute discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Option Agreement.

18.      Resolution of Disputes.

                  Any dispute or disagreement which may arise under, or as a result of, or in any way related to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

19.      Optionee Representations.

                  In connection with any exercise of the Option and corresponding purchase of the Shares occurring prior to the completion of the IPO, the Optionee represents and warrants to the Company as of the time of exercise of the Option, as follows:

                  (a) The Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares for the investment for the Optionee's own account only and not with a view to, or for resale in connection with, any `distribution" thereof within the meaning of the Securities Act.

                  (b) The Optionee acknowledges and understands that the Shares issued upon exercise of the Option constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Optionee further acknowledges and understands that the Company is under no obligation to register the Shares. The Optionee understands that (x) the transfer of the Shares will be restricted pursuant to the terms of paragraph 20 of this Option Agreement and (y) the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares without complying with the transfer restrictions in this Option Agreement and unless the Shares are registered or such registration is not required in the opinion of counsel satisfactory to the Company.

                                     -6-

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20.      RESTRICTION ON SALE OF SHARES.

                  PRIOR TO COMPLETION OF THE IPO, THE OPTIONEE, BY ACCEPTING THE OPTION, AGREES NOT TO OFFER, PLEDGE, SELL OR CONTRACT TO SELL ANY SHARES PURCHASED PURSUANT TO THIS OPTION AGREEMENT WITHOUT FIRST OFFERING SUCH SHARES TO THE COMPANY, WHICH SHALL BE ENTITLED TO PURCHASE SUCH SHARES AT THEIR THEN FAIR MARKET VALUE AS DETERMINED IN GOOD FAITH BY THE COMMITTEE OR THE BOARD OF DIRECTORS. DURING THE PERIOD OF 180 DAYS COMMENCING ON THE DATE OF THE COMPLETION OF THE IPO, THE OPTIONEE, BY ACCEPTING THE OPTION, AGREES NOT TO OFFER, PLEDGE, SELL OR CONTRACT TO SELL ANY SHARES PURCHASED PURSUANT TO THE OPTION AGREEMENT WITHOUT THE PRIOR APPROVAL OF THE LEAD REPRESENTATIVE OF THE UNITED STATES UNDERWRITERS OF THE IPO.

                                    By:    /s/ Christopher C. Cambria
                                           --------------------------------
                                           Christopher C. Cambria
                                           Vice President, Secretary &
                                             General Counsel
Attests: /s/ Robert Mehmel
         --------------------------------
                  Assistant Secretary

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                                           Employee Signature

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                                           Employee Social Security Number


                                              CURRENT EMPLOYEE ADDRESS
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